Exhibit 99.6

NIC Government / Agency FAQ

1.	Why is Tyler Technologies the right partner for NIC? What are the benefits of this transaction?
•	This proposed transaction marks an exciting next chapter in our 30-year history, and one that we believe will create significant value for our partners and all of our stakeholders.
•	By joining forces with Tyler, we will be able to further strengthen our position as a leading innovator in digital government software and services and payment processing.
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There is tremendous demand at the federal, state, and local levels for our platform solutions and together, we will be better able to connect data and processes across disparate systems and deliver the leading products and services you have come to expect.

•	Ultimately, our goal is to accelerate our collective ability to provide innovative, efficient, transparent services to local, state, and federal governments.
•	Furthermore, both companies share a common focus on continuous innovation, a mutual belief that culture drives success and a shared passion for making government better, stronger, and safer.

2.	Who is Tyler Technologies?
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Headquartered in Plano, Texas, Tyler is the largest company in North America solely dedicated to providing software and services to the public sector, including solutions for federal, state, county and local governments, and schools.

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Tyler markets to five broad solution areas: public administration, courts & public safety, health & human services, K-12 education, and transformative technology, which encompasses civic engagement, cybersecurity, data & insights, platform technologies, and productivity tools.

•	They have more than 27,000 successful installations across more than 11,000 sites, with clients in all 50 states, Canada, the Caribbean, Australia, and other international locations.
•	You can learn more at www.tylertech.com.

3.	How will this transaction benefit NIC’s customers? What does this announcement mean for me?
•	We are excited about the opportunities we believe the transaction will enable us to offer our customers.
•	Together with Tyler, we will be better able to deploy leading products and services to our partners and communities.
•	With Tyler’s strength in local government and NIC’s expertise in state government, our businesses are highly complementary.
•	As a combined company, we will be well positioned to accelerate our collective ability to provide innovative, efficient, transparent services to local, state, and federal governments.
•	Until the transaction closes, it’s business as usual and we will continue working with you as we always have.
•	As we move forward, delivering innovative and high-quality technology solutions to you remains our top priority.

4.	When do you expect the transaction to be completed? What are the next steps?
•	The transaction is expected to close in the second quarter.
•	Until then, it is business as usual. NIC and Tyler will continue to operate as separate, independent companies. There will be no changes to how we work with you.
•	We anticipate the transition will be seamless for you and your day-to-day business contacts should remain the same for the foreseeable future.
•	We will seek to keep you updated as we move forward, but please know that we remain as focused as ever on maintaining our strong relationship with you.

5.	What will happen to current contracts? What about future ones?
•	Until the transaction closes, NIC and Tyler will continue to operate as separate, independent companies, and our contracts remain in place.
•	We expect the transition to be seamless for you. Our customers remain our top priority and we look forward to continuing to serve you.

6.	Will NIC maintain its headquarters? Will NIC maintain its current leadership team?
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Tyler expects us to continue managing our operations from our various offices across the country, including maintaining our corporate office in Olathe, Kansas. They are also committed to retaining our employees and leadership team.

7.	Will my NIC representative change?
•	Your company representative will remain the same for the foreseeable future.

8.	Will NIC continue to operate under the NIC name?
•	After the transaction closes, NIC will be a wholly owned subsidiary of Tyler.
•	One of the many topics to be explored during the integration planning process is a branding strategy.
•	Representatives of both companies will be participating in this process and we will provide updates as appropriate.

9.	Where can I find additional information?
•	We will seek to keep you updated you updated as we move forward.
•	As always, if you have any questions, please reach out to your normal NIC contact.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of NIC’s proposed merger with Tyler Technologies, including the risks that (a) the proposed merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain NIC stockholder approval of the proposed merger, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (d) other conditions to the consummation of the proposed merger under the merger agreement may not be satisfied; (2) the effects that any termination of the merger agreement may have on Tyler Technologies or NIC or their respective businesses, including the risks that Tyler Technologies’ or NIC’s stock price may decline significantly if the proposed merger is not completed; (3) the effects that the announcement or pendency of the merger may have on Tyler Technologies or NIC and their respective business, including the risks that as a result (a) NIC’s business, operating results or stock price may suffer, (b) NIC’s current plans and operations may be disrupted, (c) NIC’s ability to retain or recruit key employees may be adversely affected, (d) NIC’s business relationships (including, customers and suppliers) may be adversely affected, or (e) NIC’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on NIC’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against NIC and others; (6) the risk that the proposed merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of NIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated or supplemented by subsequent reports that NIC has filed or files with the U.S. Securities and Exchange Commission (“SEC”).  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Tyler nor NIC assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the proposed merger involving Tyler Technologies and NIC.  In connection with the proposed merger, NIC plans to file a proxy statement with the SEC.  STOCKHOLDERS OF NIC ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION WITH TYLER TECHNOLOGIES THAT NIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by NIC at the SEC’s website at www.sec.gov.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on the Company’s Investor Relations website at ir.egov.com.

Participants in Solicitation

NIC and Tyler Technologies and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding NIC’s directors and executive officers is available in its proxy statement filed with the SEC on March 12, 2020.  Information regarding Tyler Technologies’ directors and executive officers is available in its proxy statement filed with the SEC on April 1, 2020.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).  These documents can be obtained free of charge from the sources indicated above.